Exhibit 10.1

Consent of Independent Auditors

     We consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-80802), pertaining to the Taro Vit Industries Limited 1984 Stock Option Plan and Taro Vit Industries Limited 1991 Stock Incentive Plan, Registration Statement on Form S-8 (Registration No. 333-13840), pertaining to the 1999 Stock Incentive Plan, and in the Registration Statement on Form S-8 (Registration No. 333-12388), pertaining to the Taro Pharmaceutical Industries Ltd. 2000 Employee Stock Purchase Plan, of our report dated February 16, 2004, with respect to the consolidated financial statements of Taro Pharmaceutical Industries Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2003.

/s/ Kost, Forer, Gabbay & Kasierer

Tel Aviv, Israel	Kost, Forer, Gabbay & Kasierer
June 25, 2004	A Member of Ernst & Young Global

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